SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) March 11, 2003




Commission       Registrant; State of Incorporation;         I.R.S. Employer
File Number        Address; and Telephone Number             Identification No.
-----------      -----------------------------------         ------------------

333-21011       FIRSTENERGY CORP.                                 34-1843785
                (An Ohio Corporation)
                76 South Main Street
                Akron, Ohio  44308
                Telephone (800)736-3402


1-2323          THE CLEVELAND ELECTRIC ILLUMINATING COMPANY       34-0150020
                (An Ohio Corporation)
                c/o FirstEnergy Corp.
                76 South Main Street
                Akron, OH  44308
                Telephone (800)736-3402


1-3583          THE TOLEDO EDISON COMPANY                         34-4375005
                (An Ohio Corporation)
                c/o FirstEnergy Corp.
                76 South Main Street
                Akron, OH  44308
                Telephone (800)736-3402



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Item 5.  Other Events

           On March 11, 2003, FirstEnergy Nuclear Operating Company issued a press release, filed as an Exhibit to this Form 8-K, relating to the Davis-Besse Nuclear Power Station, which is jointly owned by The Cleveland Electric Illuminating Company and The Toledo Edison Company, wholly owned subsidiaries of FirstEnergy Corp.



Item 7.  Exhibits

Exhibit No.                            Description
-----------                            -----------

    99                                 Press Release




                                    SIGNATURE



           Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



March 11, 2003




                                                FIRSTENERGY CORP.
                                                -----------------
                                                   Registrant

                                             THE CLEVELAND ELECTRIC
                                             ----------------------
                                              ILLUMINATING COMPANY
                                              --------------------
                                                   Registrant

                                           THE TOLEDO EDISON COMPANY
                                           -------------------------
                                                   Registrant



                                             /s/  Harvey L. Wagner
                                      -----------------------------------------
                                                  Harvey L. Wagner
                                             Vice President, Controller
                                            and Chief Accounting Officer




                                  1

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